=:: BlackBerry. September 23, 2019 Steven Capelli Dear Steve, I am pleased to offer you the position of Chief Revenue Officer on the BlackBerry Executive team, reporting to the Executive Chairman & Chief Executive Officer. This new position is effective October 1st, 2019. In connection with this offer, as Executive Chairman and CEO, I have approved a recommendation that you be granted equity. The details of any equity offer will be provided in a separate letter from BlackBerry Limited. All other terms and conditions of your employment agreement with BlackBerry continue to govern your employment. To confirm your acceptance of this new position, please sign below and return one copy to Nita White-Ivy on or before September 25, 2019. Sincerely, I confirm that I have read and understood the above, and accept this new position. Accepted: __$;_fi --'-�--....;:;;...:;-----"-()�A,._ �--------- Date: _f___,__/_i3__/2_r_ � st: Capelli BlackBerry Corporation 3001 Bishop Drive, Suite 400, San Ramon, California, 94583 USA. tel: +1 (925) 242-5660 fax: +1 (925) 242-5661 Trademarks, including but not limitedto BLACKBERRY, EMBLEM Design, BBM and BES are thetrademarks or registered trademarks of BlackBerryLimited, used under license, and the exclusive rights to such trademarks are expressly reserved.

=:: BlackBerry. September 23, 2019 Steven Capelli Dear Steve, This letter is to confirm that, in connection with your employment by BlackBerry Corporation, a subsidiary of BlackBerry Limited ("BlackBerry"), I have approved the following recommendation, subject to the terms set out below: (A) Time-Based Restricted Share Units {TBRSUs) - As Executive Chairman & Chief Executive Officer, I have approved a recommendation that you participate in the BlackBerry Limited Equity Incentive Plan (the "Plan") with a TBRSU grant with a value of: 1) $1,000,000 USO to vest on October 1, 2020; 2) $1,500,000 USO to vest over three (3) years at 1/3 each year on anniversary of the grant. The actual number of TBRSUs awarded will be determined in accordance with BlackBerry's Policy on Granting Equity Awards by convertingthe above US dollar value into a number of TBRSUs based on the closing price of BlackBerry's common shares on NYSE on the grant date and rounded down to nearest TBRSU (whole numbers only). The grant will be made on the next available quarterly grant date in accordance with the Policy on Granting Equity Awards. The specific terms and conditions of any TBRSUs granted will be governed by the Plan and the TBRSU award agreement relating to any such grant. -AND- (B) Performance-Based Restricted Share Units {PBRSUs) - As Executive Chairman & Chief Executive Officer, I have approved for you to participate in the BlackBerry Limited Equity Incentive Plan (the "Plan") with a PBRSU grant with a value of $1,500,000 USO to vest over three (3) years based on achievement of PBRSUs performance metrics set by the company. The actual number of PBRSUs awarded with be determined in accordance with the Policy on Granting Equity Awards by converting the above US dollar value into a number of PBRSUs based on the closing price of BlackBerry's common shares on NYSE on the grant date and rounded down to the nearest PBRSU (whole numbers only). The PBRSUs will vest entirely, partially, or not at all, based on BlackBerry's Annual Operation Plan (AOP) Total Software and Services Revenue attainment and the threshold of a positive Operating Income in the next fiscal year after the grant date (as defined in the PBRSU award agreement). The grant will be made on the next available quarterly grant date in accordance with the Policy on Granting Equity Awards. The specific terms and conditions of any PBRSUs granted will be governed by the Plan and the PBRSU award agreement relating to any such grant. In particular (i) you will have no claim relating to your Equity Award or any losses or potential losses in the event that your employment with BlackBerry Corporation is terminated for whatever reason (whether with or without cause) and (ii) nothing in the grant of any equity award to you or in the terms of this letter or of the Plan will create or imply any employment relationship with BlackBerry Limited nor any right to continued employment with BlackBerry Corporation. Yours sincerely, BlackBerry Limite an & Chief Executive Officer Last Updated Date: 2017111120 BlackBerry Limited 2200 University Avenue East, Waterloo, Ontario, Canada N2K 0A7 tel: +l (519) 888-7465 fax: +I (519) 888-1975

=:: BlackBerry PRIVATE & CONFIDENTIAL September 15, 2016 Steven Capelli Dear Steve, This offer cancels and supersedes the offer letter and offer documents dated August 11, 2016. Following our recent discussions, I am delighted to offer you a temporary position with B lackB erry as Special Advisor to me and, shortly thereafter, Chief Financial Officer, reporting directly to me as Executive Chair and Chief Executive Officer of BlackBerry. We are impressed with your skills and experience and are confident that you would be an excellent addition to the BlackBerry's Senior Leadership Team. We are equally confident that you will find this new opportunity to be both challenging and rewarding. Please note that this offer of employment is conditional on your signing the enclosed employment agreement and all related documents where indicated (without alteration) and your satisfaction of all other requirements set forth in the documents that comprise this Agreement To confirm your acceptance of this employment offer, please return a signed and witnessed copy of the attached Employment Agreement and the enclosed the Business Standards and Principles documentation in the attached Federal Express envelope on or before September 19, 2016. Please ensure that you also sign any schedules to the Employment Agreement as required indicating that you have read and agree to the terms and conditions of each schedule. I look forward to your joining your joining us and know that you will make significant difference and contributions to ckBerry. I / / ./1"(/J Jo)in .:>.A Chen E· e"tutive Chair and Chief Executive Officer Cc: Nita White-Ivy Enclosures BlackBerry Corporation 3001 Bishop Drive, Suite 400, San Ramon, California, 94583 USA. tel: +1 (925) 242-5660 fax: +1 (925) 242-5661 Trademarks, including but not limited to BLACKBERRY, EMBLEM Design, BBM and BES are the trademarks or registered trademarks of BlackBerry Limited, used under license, and the exclusive rights to such trademarks are expressly reserved.

=:: BlackBerry September 15, 2016 Steven Capelli Dear Steve: This equity letter cancels and supersedes the equity letter of August 11, 2016. This letter is to confirm that, in connection with your employment by a subsidiary of BlackBerry Limited ("BlackBerry")], I have approved the following recommendation, subject to the terms set out below: (A) Time-Based Restricted Share Units (TBRSUs)-As Executive Chair and CEO, I have approved a recommendation that you participate in the BlackBerry Limited Equity Incentive Plan (the "Plan") with a TBRSU grant with a value of $1,500,000 USD. The actual number of TBRSUs awarded will be determined in accordance with BlackBerry's Policy on Granting Equity Awards by converting the above US dollar value into a number of TBRSUs based on the closing price of BlackBerry's common shares on NASDAQ on the grant date and rounded down to nearest TBRSU (whole numbers only). The grant will be made on the next available quarterly grant date in accordance with the Policy on Granting Equity Awards. The specific terms and conditions of any TBRSUs granted will be governed by the Plan and the TBRSU award agreement relating to any such grant. -AND- (B) Performance-Based Restricted Share Units (PBRSUs) - I have approved a recommendation that you participate in the BlackBerry Limited Equity Incentive Plan with a PBRSU grant with a target value of $1,500,000 USD. The actual number of PBRSUs awarded will be determined in accordance with the Policy on Granting Equity Awards by converting the above US dollar value into a number of PBRSUs based on the closing price of BlackBerry's common shares on NASDAQ on the grant date and rounded down to nearest PBRSU (whole numbers only). The PRBSUs will vest entirely, partially, or not at all, based on BlackBerry's total shareholder return on the NASDAQ as compared to the performance of the NASDAQ 100 Total Return index over the Performance Period (as defined in the PBRSU award agreement). The grant will be made on the next available quarterly grant date in accordance with the Policy on Granting Equity Awards. The specific terms and conditions of any PBRSUs granted will be governed by the Plan and the PBRSU award agreement relating to any such grant. In particular (i) you will have no claim relating to your Equity Award or any losses or potential losses in the event that your employment with is terminated for whatever reason (whether lawful or unlawful) and (ii) nothing in the grant of any equity award to you or in the terms of this letter or of the Plan will create or imply any employment relationship with BlackBerry Limited nor any right to continued employment with Yours sincer�I BlackBerry l.d · 'ited / I" f. l' John ·s. 'en' ecutive Chair and CEO BlackBerry Limited 2200 University Avenue East, Waterloo, Ontario, Canada N2K 0A7 tel: +I (519) 888-7465 fax: +I (519) 888-1975